Exhibit 10.1

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) dated as of October 19, 2022, is by and among SPARTAN ENERGY SERVICES LLC, a Delaware limited liability company (“Borrower”), TREATING HOLDCO LLC, a Delaware limited liability company (“Guarantor”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, “Agent”).

RECITALS:

A.    Borrower, Guarantor, the Lenders and Agent are parties to that certain Loan, Security and Guaranty Agreement dated as of January 29, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

B.    Borrower, the Lenders and Agent desire to extend the Termination Date and amend certain other provisions of the Loan Agreement as more fully described herein.

C.    NOW, THEREFORE, to induce Agent and the Lenders to enter into this Amendment and in consideration of the promises and the mutual covenants herein contained and subject solely to the satisfaction of the conditions set forth in Section 3 below, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Unless otherwise indicated, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Loan Agreement, as amended by this Amendment.

Section 2.    Amendments to Loan Agreement. Effective as of the Amendment Effective Date (defined below), Section 1.1 of the Loan Agreement shall be amended by amending and restating the following existing definition set forth therein in its entirety as follows:

Termination Date: October 17, 2025, or such earlier date on which the aggregate Commitments terminate hereunder.

Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 14.1 of the Loan Agreement):

3.1    Agent shall have received from the Lenders, Borrower and Guarantor, counterparts in accordance with Section 4.5 of this Amendment signed on behalf of such Person.

3.2    Agent shall have received UCC and Lien searches and other evidence satisfactory to Agent that Agent’s Liens are the only Liens upon the Collateral, except Permitted Liens.

3.3    Borrower shall have delivered, or have caused to be delivered, to Agent each of the following items, each in form and substance satisfactory to Agent:

(a)    a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents;

(b)    copies of the charter documents of each Obligor, certified by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization as of a recent date, together with good standing certificates as of a recent date for such Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization and each jurisdiction where such Obligor’s conduct of business or ownership of Property necessitates qualification;

(c)    a certificate from a knowledgeable Senior Officer of Borrower and Guarantor certifying that as of the Amendment Effective Date, immediately after giving effect to this Amendment, (i) each Obligor is Solvent; (ii) no Default or Event of Default has occurred and is continuing; and (iii) all of the representations and warranties contained in each Loan Document and this Amendment are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except for representations and warranties that expressly relate to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date; and

(d)    a written opinion of Vinson & Elkins L.L.P., in form and substance reasonably satisfactory to Agent.

3.4    Agent and the Lenders shall have received all fees due and payable pursuant to the supplemental fee letter dated as of the Amendment Effective Date and all other fees and amounts due and payable on or prior to the Amendment Effective Date in connection with this Amendment and any other Loan Document, including, to the extent invoiced, reimbursement or payment of reasonable and documented legal fees of Haynes and Boone, LLP, counsel to Agent, and all other expenses required to be reimbursed or paid by Borrower pursuant to the Loan Agreement or any other Loan Document.

3.5    (i) Prior to the Amendment Effective Date, Agent shall have received all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, requested by Agent; (ii) prior to the Amendment Effective Date, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to Agent a Beneficial Ownership Certification; and (iii) as of the Amendment Effective Date, the Beneficial Ownership Certification and other information provided pursuant to this Section 3.5 shall be true and correct in all respects.

Agent is hereby authorized and directed to declare this Amendment to be effective when it has received, to the satisfaction of Agent, documents evidencing compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 14.1 of the Loan Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Loan Agreement for all purposes.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Loan Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement, as amended by this Amendment, and the other Loan Documents. On and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”,

“hereof” and words of similar import, as used in the Loan Agreement, shall, unless the context otherwise requires, mean the Loan Agreement, as amended by this Amendment. Each reference to the Loan Agreement in the other Loan Documents shall mean the Loan Agreement, as amended by this Amendment. The amendments contemplated by this Amendment are limited solely to the items expressly set forth herein and are subject to the conditions set forth herein.

4.2    Reservation of Rights. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, (i) constitute a consent to any action or inaction by Obligors, (ii) be a consent to any other amendment, waiver or modification of any term or condition of the Loan Agreement or any other Loan Document, nor (iii) prejudice, limit, impair or otherwise affect or operate as a waiver of any right, power or remedy which Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document (after giving effect to this Amendment). Nothing in this Amendment shall be construed to imply any willingness on the part of Agent or the Lenders to grant any similar or future amendment (or any consent or waiver) of any of the terms and conditions of the Loan Agreement or the other Loan Documents.

4.3    RELEASE. EACH OF THE UNDERSIGNED BORROWER AND GUARANTOR (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY FOREVER WAIVES, RELEASES, ACQUITS AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS, COUNTERCLAIMS, RIGHTS OF SET-OFF AND RECOUPMENT), SUITS, DEMANDS, DEBTS, ACCOUNTS, LIABILITIES, OBLIGATIONS, JUDGMENTS, DAMAGES, ACTIONS AND CAUSES OF ACTIONS, WHETHER IN LAW OR IN EQUITY, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW OR HEREAFTER EXISTING, THAT THE UNDERSIGNED BORROWER AND GUARANTOR (AND EACH OF THEIR AFFILIATES) AT ANY TIME HAD OR HAS, OR THAT ITS SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS) HEREAFTER CAN OR MAY HAVE AGAINST AGENT, ANY LENDER AND ANY ISSUING BANK OR ANY OF THEIR RESPECTIVE AFFILIATES (AND EACH OF THEIR RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, TRUSTEES AND ADVISORS), IN EACH CASE THROUGH THE AMENDMENT EFFECTIVE DATE AND IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS, ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

4.4    Ratification and Affirmation. Borrower and Guarantor each hereby renews, extends, ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, including its guaranty under Section 5.10 of the Loan Agreement of the Obligations as extended by this Amendment. The amendments to the Loan Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by Borrower and Guarantor and shall continue to secure the Obligations as extended by this Amendment.

4.5    Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Borrower and Guarantor agree that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person, enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Borrower or Guarantor without further verification and (b) upon the request of Agent or any Lender, any Electronic Signature shall be promptly followed by such number of manually executed counterparts as reasonably requested. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

4.6    Payment of Expenses. Borrower agrees to pay or reimburse Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared herewith and the transactions contemplated hereby, including, without limitation, all reasonable and documented out-of-pocket fees and expenses of Haynes and Boone, LLP, counsel to Agent, in each case, in accordance with Section 3.4 of the Loan Agreement.

4.7    NO ORAL AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

4.8    GOVERNING LAW. THIS AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

4.9    CONSENT TO FORUM; BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS; WAIVERS BY OBLIGORS. The provisions of Sections 14.14 and 14.16 of the Loan Agreement are hereby incorporated herein as though stated in their entirety herein, mutatis mutandis.

4.10    INDEMNITY. The provisions of Section 14.2 of the Loan Agreement are hereby incorporated herein as though stated in their entirety herein, mutatis mutandis.

4.11    Inaction by Agent or Lenders. No failure or delay on the part of Agent or Lenders to exercise any right or remedy under the Loan Agreement, any other Loan Document or Applicable Law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Loan Agreement, any other Loan Document or Applicable Law, as applicable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

OBLIGORS:

SPARTAN ENERGY SERVICES LLC, as Borrower

By:	/s/ David L. Edelmaier
Name:	David L. Edelmaier
Title:	Chief Financial Officer

TREATING HOLDCO LLC, as Guarantor

By:	/s/ John E. Jackson
Name:	John E. Jackson
Title:	Chief Executive Officer

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Second Amendment to Loan, Security and Guaranty Agreement

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Michael Danby
Name:	Michael Danby
Title:	Vice President

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Second Amendment to Loan, Security and Guaranty Agreement

FIRST HORIZON BANK, a Tennessee state bank, as a Lender

By:	/s/ Blake Norris
Name:	Blake Norris
Title:	Vice President

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Second Amendment to Loan, Security and Guaranty Agreement

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Lori Christian
Name:	Lori Christian
Title:	Senior Vice President

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Second Amendment to Loan, Security and Guaranty Agreement